SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

                           Filed by the Registrant [x]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:
            [X] Preliminary Proxy Statement
            [ ]  Definitive Proxy Statement
            [ ]  Definitive Additional Materials
            [ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                           COMTEC INTERNATIONAL, INC.
                (Name of Registrant as Specified In Its Charter)

                           COMTEC INTERNATIONAL, INC.
                   (Name of Person(s) Filing Proxy Statement)

               Payment of Filing Fee (Check the appropriate box):
            [X]  No Fee Required
            [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                                   and 0-11.
                   1) Title of each class of securities to which transaction applies: ________________________________________________
                   2) Aggregate number of securities to which transaction applies: ________________________________________________
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A

            ___________________________________________________________
                  4)  Proposed maximum aggregate value of transaction:

            ___________________________________________________________
                  5) Total Fee Paid:  N/A

            [ ]  Fee Paid previously with preliminary materials

            [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the off setting fee was paid previously. Identify the previous filings by registration statement number, or the Form or Schedule and the date of its filing.
            1)    Amount Previously Paid: ______________________________
            2)    Form, Schedule or Registration Statement No.: ________
            3)    Filing Party: ________________________________________
            4)    Date Filed: __________________________________________

                           ComTec International, Inc.
            9350 Arapahoe Road, Suite 320, Englewood, Colorado 80112



May 1, 2000




To the Stockholders of
ComTec International, Inc.

You are cordially invited to attend an Annual Meeting (hereinafter referred to as the "Annual Meeting") of stockholders of ComTec International, Inc. (the "Company") to be held at the office of the Company, located at 9350 East Arapahoe Road, Suite 320, Englewood, Colorado on June 21, 2000, 1:00 P.M.,
Mountain Time, to elect a Board of Directors and to consider and vote upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

In addition to election of Directors, shareholders will be asked to approve an increase in the currently authorized .001 par value Common Stock of the Company.

Details and discussions concerning the proposals are provided in the Proxy Statement included herewith and should be carefully reviewed.

Since it is important that your shares be represented at the meeting whether or not you plan to attend in person, please indicate on the enclosed Proxy your decisions about how you wish to vote and sign, date and return the Proxy promptly in the envelope provided. If you find it possible to attend the meeting and wish to vote in person, you may withdraw your Proxy at that time.

Your vote is important, regardless of the number of shares you own.

Sincerely,



-------------------------------------------
James J. Krejci, President

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS

                            To Be Held June 21, 2000


To the Stockholders of
ComTec International, Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ComTec International, Inc. (the "Company") will be held on June 21, 2000 at 1:00 o'clock in the afternoon, local time, at the offices of the Company at 9350 E. Arapahoe Road, Suite 320, Englewood, Colorado 80112 for the following purposes; all as more specifically set forth in the attached Proxy Statement:

     1.   To elect Directors for the following year.

     2. To consider and vote upon the proposal to amend the articles of incorporation to increase the authorized number of Common Shares to 200,000,000.

     3. To transact such other business as may properly be brought before this meeting.

Only holders of record of Common Stock of the Corporation as of the close of business on May 1, 2000, are entitled to notice of or to vote at the meeting or any adjournment thereof. The stock transfer books of the Corporation will not be closed.

Stockholders are encouraged to attend the meeting in person. To ensure that your shares will be represented, we urge you to vote, date, sign and mail the Proxy Card in the envelope which is provided, whether or not you expect to be present at the meeting. The prompt return of your Proxy Card will be appreciated. It will also save the Company the expense of follow up contacts. The giving of such Proxy will not affect your right to revoke such Proxy by appropriate written notice or to vote in person should you later decide to attend the meeting.


                               By Order of the Board of Directors,


                                     ----------------------------
                                     James Krejci, President

May 1, 2000

                           ComTec International, Inc.
          9350 East Arapahoe Road, Suite 320, Englewood, Colorado 80112
                                 (303) 662-8069

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            To be held June 21, 2000


                                  INTRODUCTION

     The Proxy enclosed with this Proxy Statement will be first sent or given to shareholders on or about May 1, 2000, in connection with the solicitation by the Directors of ComTec International, Inc. (the "Company") of Proxies to be used at an Annual Meeting of Shareholders to be held at the office of the Company at 9350 East Arapahoe Road, Suite 320, Englewood, Colorado 80112 (the "Annual Meeting") on June 21, 2000.

Persons Making The Solicitation

     The Proxy is solicited on behalf of the Directors of the Company. The original solicitation will be by mail. Following the original solicitation, management expects that certain individual shareholders will be further solicited through telephonic or other oral communications from management. Management may use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit Proxies which are held of record by brokers, dealers, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares. All solicitation expenses will be borne by the Company. As of the date of this mailing, however, the Company has not made any contracts or arrangements for such solicitation; hence it cannot identify any parties or estimate the cost of such solicitation.

Terms of the Proxy

     The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides a box corresponding to each such matter. By appropriately marking each box, a shareholder may specify whether to confer to or to withhold from management the authority to vote the shares represented by the Proxy. The Proxy also confers upon management discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

     If the Proxy is executed properly and is received by management prior to the Annual Meeting, the shares represented by the Proxy will be voted. Where a shareholder specifies a choice with respect to the matter to be acted upon, the shares will be voted in accordance with such specification. Any Proxy which is executed in such a manner as not to withhold authority shall be deemed to confer such authority.

     A Proxy may be revoked at any time prior to its exercise by (1) so notifying the Company in writing, (2) filing with the Company a duly executed Proxy bearing a later date, or (3) voting in person at the Annual Meeting.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

     The securities entitled to vote at the Annual Meeting consist of all the issued and outstanding shares of the Company's $.001 par value Common Stock (the "Common Stock"). The close of business on May 1, 2000, has been fixed by the Board of Directors of the Company as the record date. Only shareholders of record as of the record date may vote at the Annual Meeting. As of the record date, there were 44,876,191 shares of Common Stock issued and outstanding.

Voting Rights and Requirement

     Each shareholder of record as of the record date will be entitled to one vote for each share of Common Stock held as of the record date.

Quorum and Votes Required for Approval

     The presence at the Annual Meeting of the holders of an amount of shares of each class of stock entitled to vote at the meeting representing the right to vote shares of Common Stock of not less than a majority of the number of shares of Common Stock outstanding as of the record date will constitute a quorum for transacting business. Directors will be elected by plurality vote. The affirmative vote of the majority of outstanding shares is necessary to amend the Articles of Incorporation. The affirmative vote of the majority of shares represented at the meeting and entitled to vote thereat is necessary to approve an increase in the currently authorized Common Stock of the Company.

Principal Security Holders

     The following table sets forth information, as of the record date, with respect to the beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock, and by Directors, nominees, and officers of the Company, and by officers and Directors as a group.

Name and Address                       Amount and Nature            Percentage
of Beneficial Owner                 of Beneficial Ownership       of Total Class
--------------------------------------------------------------------------------

Lewis D. Rowe                             4,317,924 (1)                9.6 %
PO Box 1561GT
Zephyr House, Mary Street
Grand Cayman, British West Indies
-------------------------------

(1) Includes 2,158,962 warrants to purchase .001 par value Common Stock at prices from $4.50 per share to $2.90 per share expiring between June 2000 and March 2001. The shares and warrants were issued in payment of fees to Mr. Rowe between June 30, 1997 and March 23, 1998 with respect to certain funding received by the Company from various entities not residents of the U.S.A., as reported on the Company's Form 8K filed April 7, 1998.


                        SECURITY OWNERSHIP OF MANAGEMENT

     The information is furnished as of May 1, 2000, as to the number of shares of the Company's Common Stock, $.001 par value per share owned by each executive officer and director of the Company and by all executive officers and Directors as a group:

Name and Address of                 Amount and Nature              Percentage of
    Security Owner            of Security Ownership (4)(5)          Total Class
--------------------------------------------------------------------------------

Gordon D. Dihle                        218,676 (1)                       .5%
4881 South Amaro Drive
Evergreen, Colorado  80439

James Krejci                           274,286 (2)                       .6%
1133 Race Street
Denver, Colorado  80206

Marc Maassen                            64,000 (3)                       .1%
240 Hopi Place
Boulder, Colorado  80303

Total officers and Directors,          556,962                          1.2%
(3 persons)                                                          as a group

--------------------------------

(1) Includes 14,070 shares owned by a professional corporation owned by Mr. Dihle. Does not include stock options potentially equal to up to 7.5% of the Company's Common Shares which Mr. Dihle has the potential to earn pursuant to an employment agreement over a three year period ending January 1, 2002. Does not include a non-formalized option to purchase 1,000,000 shares of the Company's Common Shares which became effective after July 1, 1999.

(2) Does not include stock options potentially equal to up to 10% of the Company's Common Shares which Mr. Krejci has the potential to earn pursuant to an employee agreement over a three year period ending February 16, 2001. Does not include a non-formalized option to purchase 1,300,000 shares of the Company's Common Shares which became effective after July 1, 1999.

(3) Includes automatic stock options to purchase 28,000 shares of Common Stock which accrued to Mr. Maassen as an outside Director under the Company's 1997 incentive stock option plan.

(4) Information with respect to beneficial ownership is based upon information furnished by each shareholder of the Company contained in filings made with the Securities and Exchange Commission. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to the shares shown.

(5) Based on 44,876,191 shares outstanding. Where the persons listed on this table have the right to obtain additional shares of Common Stock within 60 days from the date of this Proxy Statement, these additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such persons, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

Changes in Control

     No arrangements are known to the Company, including any pledge by any person of securities of the Company, the operation of which may, at a subsequent date, result in further change in control of the Company.


                            MATTERS TO BE ACTED UPON

PROPOSAL 1:  ELECTION OF DIRECTORS

     The Directors of the Company are elected to serve until the next annual shareholders' meeting or until their respective successors are elected and qualify. Officers of the Company hold office until the meeting of the Board of Directors immediately following the next annual shareholders' meeting or until removal by the Board of Directors. Interim replacements for resigning Directors and officers are appointed by the Board of Directors.

     The names of the nominees for Directors and certain information about them are set forth below:

Name                        Age              Positions with the Company
----                        ---              --------------------------

James J. Krejci              58              Director, CEO and President

Gordon Dihle                 45              Director, Secretary and Treasurer

Marc Maassen                 49              Director

Business Experience

     The following is a brief account of the experience, during the past five years, of each Director and executive officers of the Company:

James J. Krejci: Chief Operations Officer of the Company and President and CEO of AWN (February 1998); Chairman of the Board of Directors, CEO and President of the Company (September 1998).

     For the five years preceding Mr. Krejci's appointment as a Director of the Company, Mr. Krejci was employed as follows:

          September 1998 through present: CEO and President of ComTec International, Inc. and AWN.
          February 1998 through August 1998: COO of ComTec International, Inc. and Chairman of the Board of Directors, CEO and President of AWN.
          July 1996 through February 1998: CEO and President of Imagelink Technologies, Inc., a firm involved in the development and distribution of videoconference equipment.
          May 1994 through February 1996: President - International Division of International Gaming Technology, Inc., a firm involved in the development and distribution of gaming equipment.
          May 1985 through May 1994: President and/or officer of various subsidiaries of Jones International, Inc., including Jones Intercable, Inc., a 1934 Act Reporting Company. These firms were involved in development and distribution of cable television systems as well as activities ancillary and related to the cable television business.

     Mr. Krejci earned a B.S. in chemical engineering from the University of Wisconsin in 1964 and a MBA from the University of Wisconsin in 1970.

Gordon D. Dihle: Secretary/Treasurer and Director of ComTec International, Inc. and AWN (October 1997 to May 1998) and Chief Financial Officer, Treasurer, Secretary and Director of ComTec International, Inc. (September 1998).

     For the five years preceding Mr. Dihle's appointment as a Director of the Company, Mr. Dihle was employed as follows:

         January 1992 through September 1997: Dihle & Co., P.C., a professional corporation wholly owned by Mr. Dihle which provides legal, accounting and tax services.
         April 1993 through present: Lostwood Farms, Ltd., a farm corporation wholly owned by Mr. Dihle.
         May 1998 through August 1998: Self employed as an attorney and consultant, including work for ComTec International, Inc.

     Mr. Dihle achieved a B.A. in Accounting and Business Administration in 1976 at Dickinson State University, Dickinson, North Dakota, and a J.D. in 1980 at the University of North Dakota School of Law.

Marc Maassen: Outside Director of ComTec International, Inc.  (October 1998).

     For the five years preceding Mr. Maassen's appointment as a Director of the Company, Mr. Maassen was employed as follows:

         November 1999 through present: Employed by Netbeam, a wireless phone and high-speed Internet provider as operations manager.
         January 1998 through October: Self-employed communications and computer industry consultant.
         1991 through January 1998: Executive Vice PresidentICG Communications, Inc. and executive positions with subsidiaries of ICG Communications, Inc. (including Zycom Corporation and Fiber Optic Technologies, Inc.) operating as a local exchange carrier providing local, long distance, Internet and data services.

     Mr. Maassen achieved a B.A. in Business Administration in 1974 at Colorado State University, Fort Collins, Colorado.

     The following table sets forth, as of the date of this Proxy Statement, the names and ages of the Company's executive officers, including all positions and offices held by each such person. These officers are elected to hold office for one year or until their respective successors are duly elected and qualified:

Name               Age    Positions with the Company         Business Experience
----               ---    --------------------------         -------------------

James J. Krejci    58     Director, CEO and President        see above

Gordon Dihle       45     Director, Secretary and Treasurer  see above

Marc Maassen       49     Director                           see above

     Except as otherwise indicated below, no organization by which any officer or Director previously has been employed is an affiliate, parent, or subsidiary of the Company.

     The Company does not have any standing audit, nominating, or compensation committees of the Board of Directors.

     Marc Maassen has been a Director since his appointment on September 30, 1998. Messrs. Dihle and Krejci were elected as Directors by a special meeting of shareholders held August 26, 1998. Each Director participated in the Board of Directors meeting that occurred during the period he was a Director. There have been twelve board meetings since June 30, 1998, eight in the fiscal year ended June 30, 1999, and four since June 30, 1999 to the date of this statement.

Compliance with Section 16(a) of the Exchange Act

     During the fiscal year ended June 30, 1999, to the knowledge of the Company, all of the Directors have filed on a timely basis the required Form 3 with the Securities and Exchange Commission as required by Section 16(a) of the Securities Exchange Act of 1934. Supplemental Forms 4 and 5 as required by the Securities and Exchange Commission as required by Section 16(a) of the Securities Exchange Act of 1934 have been filed as of the date of this statement.

Executive Compensation

     The following table sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by the Chief Executive Officer of the Company and by each other executive officer of the Company whose total salary and bonus exceeded $100,000 in the Company's fiscal year ended June 30, 1999:

     No employee of the Company other than James J. Krejci, its CEO, earned in excess of $100,000 during the fiscal years ended June 30, 1998 and June 30, 1999.

                           SUMMARY COMPENSATION TABLE

                                ANNUAL COMPENSATION     LONG TERM COMPENSATION
                                -------------------     ----------------------

Name and Position    Year   Salary   Bonus   Other   SAR  Options LTIP  Other
------------------- ------ -------- ------- ------- ----- ------- ---- -------

James J. Krejci      1999  $117,00    None    None   None   None  None   None
CEO and President    1998  $150,800   None    None   None   None  None   None
------------------- ------ -------- ------- ------- ----- ------- ---- -------

Option/SAR Grant Table

     During the fiscal years ended June 30, 1998 and 1999, no effective grants of stock options or freestanding SAR's were made by the Company.

     The Company does not pay non-officer Directors for their services as such, with the exception that Marc Maassen has received a total of 72,000 shares of the Company's .001 par value Common Stock as compensation for acting as outside Director since his appointment on September 30, 1998, nor does it pay any Director's fees for attendance at meetings. Directors are reimbursed for any expenses incurred by them in their performance as Directors.

     The Company has no long-term incentive plans.

     There are no arrangements pursuant to which Directors of the Company are compensated in their capacities as such except that the outside Director, Marc Maassen, has been paid compensation in the form of unregistered Common Stock totaling 72,000 shares (36,000 shares each year) since his appointment in September 1998

Employee Agreements

     A former officer, Donald G. Mack, was acting as President and CEO of the Company under a three year contract ending in May 1998. Mr. Mack resigned as President and CEO of the Company and as an officer and Director of each of the Company's subsidiaries on June 23, 1998. Mr. Mack's resignation letter stated that his resignation was not a waiver of any rights or claims to any compensation, stock, options, bonuses or accrued amounts of cash, loans or guarantees made on behalf of the Company under the terms and conditions of his employment contract and an alleged addendum thereto. Mr. Mack's resignation letter did not request that any disagreement be reported or disclosed in the Company's regulatory filings. Prior to a special meeting of shareholders held August 26, 1998, one of the purposes of which meeting was to remove Mr. Mack as a Director, by a letter dated August 21, 1998, Donald G. Mack tendered his resignation as a Director of the Company and as an officer and Director of any of its subsidiaries. Previously, on June 23, 1998, Mr. Mack had tendered his resignation as an officer of the Company and as an officer and Director of any of its subsidiaries. Mr. Mack's resignation letter stated that his resignation was not a waiver of any rights or claims to any compensation, stock, options, bonuses or accrued amounts of cash, loans or guarantees made on behalf of the Company under the terms and conditions of his employment contract. Mr. Mack's resignation letter did not request that any disagreement be reported or disclosed in the Company's regulatory filings. Mr. Mack was officially removed as a Director of the Company at the special meeting of shareholders held August 26, 1998. Mr. Mack has subsequently filed litigation against the Company related to alleged compensation entitlements and the Company has filed extensive counterclaims against Mr. Mack. SEE ITEM 3 of Form 10KSB for the period ended June 30, 1999 - LEGAL PROCEEDINGS - LITIGATION WITH FORMER OFFICER AND DIRECTOR

     On February 16, 1998, the Company entered into a letter agreement with James Krejci, which remains to be formalized, by which Mr. Krejci became employed as Chief Operations Officer of the Company and President and CEO of AWN. The letter agreement calls for a three year employment agreement with the opportunity for Mr. Krejci to obtain, through Common Stock option agreements, up to ten percent (10%) of the outstanding Common Stock of the Company over a three year period. The preliminary agreement calls for Mr. Krejci to receive stock options vesting in three equal annual increments to equal a total of 10% of the Company's outstanding Common Shares over a three year period. The strike price of all of the potential options, as modified (repriced) by Board of Director action on October 7, 1998, is $.056 per share, representing 80% of the bid price of the Company's Common Stock on September 2, 1998 (closing bid price $.07), Mr. Krejci's actual appointment date as President and CEO of the Company. On May 6, 1999, as additional employee incentive, the non interested members of the Board of Directors passed a resolution granting Mr. Krejci a four year option, to become effective after July 1, 1999, to purchase 1,300,000 shares of the Company's .001 par value Common Stock at a strike price of $.05 per share, based upon a calculation of 111% of the .045 bid price of the stock on May 6, 1999. No options have actually been issued pursuant to agreements with Mr. Krejci.

     Effective January 1, 1999, the Company entered into a letter agreement with Gordon Dihle, which remains to be formalized, by which Mr. Dihle became employed as Chief Financial Officer of the Company. The letter agreement calls for a three year employment agreement with the opportunity for Mr. Dihle to obtain, through Common Stock option agreements, up to seven and one half percent (7.5%) of the outstanding Common Stock of the Company over a three year period. The preliminary agreement calls for Mr. Dihle to receive stock options vesting in annual increments of 2.5% to equal a total of 7.5% of the Company's outstanding Common Shares over a three year period. The strike price of all of the options is $.056 per share, representing 80% of the bid price of the Company's Common Stock on September 2, 1998 (closing bid price $.07), Mr. Dihle's date of appointment as Chief Financial Officer of the Company. On May 6, 1999, as additional employee incentive, the non interested members of the Board of Directors passed a resolution granting Mr. Dihle a four year option, to become effective after July 1, 1999, to purchase 1,000,000 shares of the Company's .001 par value Common Stock at a strike price of $.05 per share, based upon a calculation of 111% of the .045 bid price of the stock on May 6, 1999. No options have actually been issued pursuant to agreements with Mr. Dihle.

Report on Repricing of Options/SAR's.

     No stock options or freestanding SAR's were issued or outstanding. Accordingly, and during the fiscal year ended June 30, 1999, no stock options or freestanding SAR's were repriced.

     With respect to the informal letter agreement between Mr. Krejci, the Company's CEO, and the Company, in reference to the spirit of the agreement, the strike price of the potential options available to be earned by Mr. Krejci was modified (repriced) by Board of Director action on October 7, 1998, to $.056 per share, representing 80% of the bid price of the Company's Common Stock on September 2, 1998 (closing bid price $.07), Mr. Krejci's actual appointment date as President and CEO of the Company. No options have actually been issued pursuant to agreements with Mr. Krejci.

Certain Transactions

     In April 1997, a former officer of the Company, Donald G. Mack, while an officer/director/shareholder of the Company, collateralized the purchase of an automobile in a limited liability company, which is affiliated with Donald G. Mack. A certificate of deposit of the Company in the amount of $78,600 was held by a financial institution as collateral to the automobile purchased by the related party. The collateral was reduced by approximately $10,000 during the subsequent period. The certificate of deposit is restricted and is included in cash and equivalents. The Company subsequently obtained release of the collateralized certificate of deposit from the financial institution in December 1998. The Company has filed extensive claims against Mr. Mack.

     On February 16, 1998, the Company entered into a letter agreement (as modified) with the James Krejci, which remains to be formalized, by which Mr. Krejci initially became employed as Chief Operations Officer of the Company and President and CEO of AWN. The letter agreement calls for a three year employment agreement with the opportunity for Mr. Krejci to obtain, through Common Stock option agreements, up to ten percent (10%) of the outstanding Common Stock of the Company over a three year period. See "Employment Agreements" above.

     Effective January 1, 1999, the Company entered into a letter agreement with Gordon Dihle, which remains to be formalized, by which Gordon Dihle became employed as Chief Financial Officer of the Company. The letter agreement calls for a three year employment agreement with the opportunity for Mr. Dihle to obtain, through Common Stock option agreements, up to seven and one half percent (7.5%) of the outstanding Common Stock of the Company over a three year period. See "Employment Agreements" above.

     Except for the foregoing and during the fiscal year ended June 30, 1999, no officer, Director or relative or spouse of the foregoing persons or any relative of such person who has the same home as such person, or is a Director or other officer of any parent or subsidiary of the Company or any shareholder known by the Company to own of record or beneficially more than five (5%) percent of the Company's Common Stock, had a direct or indirect material interest in any transaction or presently proposed transaction to which the Company or any of its parents or subsidiaries was or is a party.

PROPOSAL 2:  AMENDMENT OF ARTICLES OF INCORPORATION

     The Board of Directors proposes to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock, par value $.001 per share, from 100,000,000 to 200,000,000. The Board of Directors believes that approval of the increase in the Company's authorized Common Stock will assist the Company by enhancing its ability to raise capital in public or private offerings to be used for, among other things, acquisition and equity financing purposes. As of May 1, 2000, there were approximately 44,876,191 shares of Common Stock outstanding.

     The Company proposes to amend of its Articles of Incorporation to increase its authorized Common Stock from 100,000,00 to 200,000,000 shares.

     Article (A) of the Articles of Incorporation is hereby proposed to be amended to read in its entirety as follows:

               (A) Authorized Shares. The aggregate number of shares which the corporation shall have the authority to issue is 210,000,000 shares. Two Hundred Million (200,000,000) shares shall be designated "Common Stock," and shall have a par value of $.001 per share. Ten Million (10,000,000) shares shall be designated "Preferred Stock," and shall have a par value of $.001 per share, and shall be issued for such consideration, expressed in dollars, as the Board of Directors may, from time to time, determine.

     This Amendment would increase the number of Common Shares available for issuance by the Company by an additional 100,000,000 shares.

     The proposed increase in the amount of authorized Common Stock is desirable for, among other things, to enable the Company to potentially directly issue stock in potential merger or acquisition transactions or issue stock in future offerings for the purpose of raising equity capital. In addition to satisfying this immediate need, the increase in authorized Common Stock will permit the Company to maintain some flexibility in addressing its future capital needs, and will allow for future growth of the Company through new product acquisition and possible merger/acquisition situations.

     If the proposed amendment is approved, the additional shares of Common Stock of the Company shall entitle the holders thereof to identical rights, privileges and duties as present holders of the Company's Common Stock. The shares of Common Stock do not have cumulative voting rights. No holder of any shares of the Company has or shall have any preemptive rights with respect to the issuance of Common Stock by the Company.

     If the proposed amendment is approved, the Company may seek to obtain additional capital for general corporate purposes by one or more public or private offerings of its Common and/or

Preferred Stock or directly issue shares in a merger or acquisition transaction. It is not possible at this time to describe the specifics of any future offering or other issuance of Common or Preferred Stock since the Company cannot make anything beyond tentative plans until after the issues presented at the Annual Meeting are resolved.

     The Board of Directors does not intend to seek shareholder approval prior to the issuance of any additional shares of stock. Under the Business Corporation Law of the State of New Mexico, the Company is not required to obtain approval of its shareholders in order to issue the authorized stock.

     If the proposed amendment is adopted, the Company could, but does not intend at this time, to issue the Common Stock to a shareholder or shareholders friendly to management thereby making a merger, tender offer, change of control, or proxy contest more difficult even though such transactions may be favorable to the interests of shareholders. Management is not aware of any attempt by any person or group to obtain control of the Company. The Company's Articles of Incorporation and By-Laws do not contain any provisions having an anti-takeover effect and management does not presently intend this amendment to be a part of a plan to adopt a series of anti-takeover measures in future Proxy solicitations. As stated above, the reason for the amendment is to create an adequate reserve of Common Stock to be used for, among other things, acquisitions and financing purposes.

     In addition to the possible issuance of the additional authorized Common Stock to interests friendly to management, the issuance of additional Common Stock would have a dilutive effect on the shareholders' voting rights and may have a dilutive effect on other shareholder rights. The advantage of the amendment is that, when adopted, the Company will have an adequate reserve of equity securities immediately available to it in order to enable it to take advantage of acquisition and equity financing opportunities as the arise. The expense and delay of having to obtain shareholder approval to issue equity securities for specific transactions may in effect cause the Company to lose such opportunities.

     The Board of Directors approved this amendment to the Articles of Incorporation by a unanimous vote. Adoption of this amendment requires the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock. If it is adopted, the amendment will become effective as soon after the meeting as practicable upon the filing of the Certificate of Amendment to the Articles of Incorporation by the Secretary of State of New Mexico.

Recommendation and Vote Required

     The Board recommends that the shareholders vote "FOR" this proposal to adopt the Articles of Amendment. The affirmative vote of a majority of the outstanding shares entitled to vote is required for approval. See "VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF" above.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Grabau & Company, PC served as the independent accountants for the Company for the year ended June 30, 1999. Management of the Company intends to select such firm as the Company's independent accountant for the fiscal year ending June 30, 2000.

     A representative of Grabau & Company, PC is not expected to be present at the Annual Meeting.


                                  OTHER MATTERS

     Except for the matters referred to in the accompanying Notice of Annual Meeting, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented that is a proper subject for action by the shareholders at the meeting. However, if any other matters should properly come before the meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy in accordance with the best judgment of the person or persons acting under the Proxy.


                                  ANNUAL REPORT

     The Company's Annual Report on Form 10-KSB for the year ended June 30, 1999, including the financial statements, as filed with the Securities Exchange Commission under the Securities Act of 1934, constitutes the annual report to shareholders and is being mailed with this Proxy Statement and is incorporated in this Proxy Statement by reference.

     Upon written request and payment of a reasonable fee to cover the Company's expenses, the Company will furnish any person who is a shareholder of the Company as of May 1, 2000, a copy of any Exhibit to the Form 10-KSB described above and the latest Form 10QSB as filed with the Securities Exchange Commission. Additionally, upon written request, the Company will furnish a copy of Form 10QSB as filed with the Securities Exchange Commission for the periods ended June 30, 1997 and 1998. Any such written request may be addressed to the Corporate Secretary, ComTec International, Inc., 9350 East Arapahoe Road, Suite 320, Englewood, Colorado 80112. The written request shall include a good faith representation that, as of May 1, 2000, the person making the request was the beneficial owner of Common Stock of the Company entitled to vote at the Annual Meeting.


                              SHAREHOLDER PROPOSALS

     Any shareholder proposing to have any appropriate matter brought before the next Annual Meeting of Shareholders must submit such proposal in accordance with the proxy rules of the Securities and Exchange Commission. Such proposals should be sent to the Corporate Secretary,

ComTec International, Inc., 9350 East Arapahoe Road, Suite 320, Englewood, Colorado 80112 for receipt no later than July 31, 2000.



                                    By order of the Board of Directors,


                                    James J. Krejci, President

Englewood, Colorado
May 1, 2000




         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                   COMTEC INTERNATIONAL, INC. (the "Company")

                                SHAREHOLDER PROXY
                           ComTec International, Inc.
                         Annual Meeting of Shareholders
                                 June 21, 2000.

James J. Krejci is hereby authorized to represent and to vote the shares of the undersigned in the Company at an annual Meeting (hereafter referred to as (the "Annual Meeting") of Stockholders to be held on June 21, 2000, and at any adjournment as if the undersigned were present and voting at the meeting. NOTE:
Cumulative voting for Directors is not allowed.

Item 1. Election of Directors - until the next annual meeting.

           FOR ELECTION OF NOMINEES _______ WITHHOLD AUTHORITY ______

      To elect all of the nominees for Directors of the Company listed below:

                                  Term of office                 Elected
       Name          Age         with the Company            Position Sought
       ----          ---         ----------------            ---------------

   James J. Krejci   58       August 1998 to present         Director

   Gordon Dihle      45       August 1998 to present         Director

   Marc Maassen      49       September 1998 to present      Outside Director

     (INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee's name below)

                        --------------------------------
                        --------------------------------
                        --------------------------------

Item 2. FOR [ ]  AGAINST  [ ] ABSTAIN [ ]  Proposal  to amend  the  articles  of
incorporation   to  increase  the  authorized   number  of  Common  Shares  from
100,000,000 to 200,000,000.

Item 3. In their discretion, on any other business that may properly come before the meeting.

                         FOR [ ] WITHHOLD AUTHORITY [ ]

The shares represented hereby will be voted. With respect to Items 1 and 2 above, the shares will be voted in accordance with the specifications made and where no specifications are given, said proxies will vote FOR all three Directors and FOR all the proposals.

Please  sign  and  date  below  and  return  to,  Corporate  Secretary,   ComTec
International, Inc., 9350 East Arapahoe Road, Suite 320, Englewood, Colorado 80112.

Receipt is acknowledged of (1) Notice of Annual Meeting, (2) Proxy Statement for the Annual Meeting and (3) Form 10KSB for year ended June 30, 1999.

Dated ___________________, 2000
                                         ---------------------------------------
                                                 Print Shareholder Name(s)
                                          exactly as listed on your certificate
                                                or your brokerage account

                                         ---------------------------------------
                                                        Signature

                                         ---------------------------------------
                                                        Signature
                                         Joint Owners should each sign.
                                         Attorneys-in-fact, executors,
                                         administrators, trustees, guardians or
                                         corporation officers, please give full
                                         title and name of entity represented
                                         by the Proxy.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.